CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of Investments (unaudited)	March 31, 2023

(Percentages shown based on Fund net assets)

	VALUE
PRIVATE REAL ESTATE - 97.7%
EQUITY - 71.6%
REAL ESTATE INVESTMENTS - 56.6%
Industrial - 24.4%
100 Friars Boulevard, West Deptford, NJ	$28,500,000	(a)
3828 Civic Center, Las Vegas, NV	8,200,000	(a)
12000 East 56th Avenue, Denver, CO	13,500,000	(a)
Chino Industrial Portfolio, Chino, CA	35,500,000	(a)
Rojas East Distribution Center, El Paso, TX	49,800,000	(a)

Total Industrial	135,500,000

Life Science - 3.4%
55 Messina Drive, Braintree, MA	18,700,000	(a)

Mixed-Use - 6.7%
Congress Commons, Austin, TX	37,000,000	(a)

Multifamily - 13.7%
Anker Haus, Charlotte, NC	23,300,000	(a)
Retreat at Weaverville, Weaverville, NC	52,953,773	(a)(b)

Total Multifamily	76,253,773

Office - 8.4%
The Sheds on Charlotte, Nashville, TN	46,800,000	(a)

TOTAL REAL ESTATE INVESTMENTS	314,253,773

	STATED OWNERSHIP%(c)
INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES - 15.0%
Industrial - 4.4%
456 Sullivan Avenue, South Windsor, CT	95.0%	24,471,377	(a)

Life Science - 3.5%
Fusion Life Science HQ, Carlsbad, CA	85.0%	19,281,712	(a)

Multifamily - 7.1%
Mosaic at Largo Station, Largo, MD	92.5%	39,417,663	(a)

TOTAL INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES		83,170,752

TOTAL EQUITY (Cost - $373,501,363)		397,424,525

	RATE	MATURITY DATE	FACE AMOUNT
REAL ESTATE LENDING - 26.1%
INVESTMENTS IN REAL ESTATE LOANS - 23.2%
Mixed-Use - 3.3%
Aertson Midtown Mezzanine B Loan	9.140%	10/1/25	$18,000,000	18,000,000	(a)

See Notes to Consolidated Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2023 Quarterly Report	1

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of Investments (unaudited) (cont’d)	March 31, 2023

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INVESTMENTS IN REAL ESTATE LOANS - (continued)
Multifamily - 11.8%
The Biltmore Mezzanine Loan	12.000%	4/11/26	$38,100,000	$38,100,000	(a)(d)
The Lodge Mezzanine Loan	7.400%	7/1/27	20,200,000	20,200,000	(a)
The Parker off Pearl Mezzanine Loan	7.400%	7/1/27	7,300,000	7,300,000	(a)

Total Multifamily				65,600,000

Office - 2.5%
Memphis Logistics Mezzanine Loan	11.034%	8/9/23	14,000,000	14,000,000	(a)(e)

Retail - 5.6%
Southpark Meadows Mezzanine Loan	9.000%	11/10/27	31,000,000	31,000,000	(a)

TOTAL INVESTMENTS IN REAL ESTATE LOANS (Cost - $128,600,000)				128,600,000

PREFERRED EQUITY - 2.9%
Multifamily - 2.9%
Avilla Enclave	10.125%	2/28/33	9,100,000	9,100,000	(a)
Avilla Suncoast	11.370%	3/29/33	7,300,000	7,300,000	(a)(b)
TOTAL PREFERRED EQUITY (Cost - $16,400,000)				16,400,000

TOTAL REAL ESTATE LENDING (Cost - $145,000,000)				145,000,000

TOTAL PRIVATE REAL ESTATE (Cost - $518,501,363)				542,424,525

PUBLICLY-TRADED REAL ESTATE SECURITIES - 11.1%
COLLATERALIZED MORTGAGE OBLIGATIONS (f) - 9.6%
Angel Oak Mortgage Trust LLC, 2019-2 B2	6.286%	3/25/49	1,082,500	1,048,763	(g)(h)
Bank of America Merrill Lynch Commercial Mortgage Trust, 2017-BNK3 E	4.493%	2/15/50	1,000,000	628,536	(g)(h)
BIG Commercial Mortgage Trust, 2022-BIG F (1 mo. Term SOFR + 5.436%)	10.263%	2/15/39	500,000	465,456	(g)(h)
BPR Trust, 2022-OANA A (1 mo. Term SOFR + 1.898%)	6.725%	4/15/37	1,500,000	1,444,914	(g)(h)
BWAY Mortgage Trust, 2015-1740 E	4.450%	1/10/35	500,000	307,500	(g)(h)
BX Commercial Mortgage Trust, 2019-IMC G (1 mo. USD LIBOR + 3.600%)	8.284%	4/15/34	869,000	818,138	(g)(h)
BX Commercial Mortgage Trust, 2020-VKNG A (1 mo. Term SOFR + 1.044%)	5.872%	10/15/37	894,507	875,414	(g)(h)
BX Commercial Mortgage Trust, 2021-CIP A (1 mo. USD LIBOR + 0.921%)	5.605%	12/15/38	1,000,000	965,259	(g)(h)
BX Commercial Mortgage Trust, 2021-XL2 A (1 mo. USD LIBOR + 0.689%)	5.373%	10/15/38	1,297,401	1,244,896	(g)(h)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	8.933%	2/15/39	464,195	427,727	(g)(h)
BX Trust, 2021-ARIA D (1 mo. USD LIBOR + 1.895%)	6.579%	10/15/36	500,000	465,120	(g)(h)

See Notes to Consolidated Schedule of Investments.

2	Clarion Partners Real Estate Income Fund Inc. 2023 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of Investments (unaudited) (cont’d)	March 31, 2023

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (f) - (continued)
BX Trust, 2021-SDMF F (1 mo. USD LIBOR + 1.937%)	6.621%	9/15/34	$500,000	$459,374	(g)(h)
Citigroup Mortgage Loan Trust, 2022-A A1, Step bond (6.170% to 8/25/25, 9.170% to 8/25/26 then 10.170%)	6.170%	9/25/62	717,643	714,216	(g)
COLT Mortgage Loan Trust, 2022-2 B1	3.990%	2/25/67	500,000	344,643	(g)(h)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	420,000	194,415	(g)
CSMC Trust, 2020-FACT E (1 mo. USD LIBOR + 4.862%)	9.546%	10/15/37	1,500,000	1,345,847	(g)(h)
Ellington Financial Mortgage Trust, 2020-2 B2	4.804%	10/25/65	500,000	419,705	(g)(h)
Ellington Financial Mortgage Trust, 2022-1 B1	3.880%	1/25/67	750,000	457,587	(g)(h)
ELP Commercial Mortgage Trust, 2021-ELP A (1 mo. USD LIBOR + 0.701%)	5.386%	11/15/38	1,300,000	1,246,625	(g)(h)
Extended Stay America Trust, 2021-ESH A (1 mo. USD LIBOR + 1.080%)	5.765%	7/15/38	488,096	473,837	(g)(h)
FARM Mortgage Trust, 2021-1 B	3.237%	7/25/51	174,688	119,238	(g)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	10.810%	10/25/33	725,000	630,690	(g)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	10.060%	1/25/34	1,500,000	1,250,841	(g)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	12.060%	10/25/41	750,000	698,759	(g)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA7 M2 (30 Day Average SOFR + 1.800%)	6.360%	11/25/41	1,150,000	1,094,187	(g)(h)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2021-1 BXS	14.119%	9/25/60	747,126	528,818	(g)(h)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2022-1 BXS, IO	3.789%	11/25/61	1,728,017	524,440	(g)(h)

See Notes to Consolidated Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2023 Quarterly Report	3

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of Investments (unaudited) (cont’d)	March 31, 2023

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (f) - (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-SPI1 B	4.117%	9/25/47	$154,951	$95,424	(g)(h)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-DNA3 B1 (1 mo. USD LIBOR + 3.900%)	8.745%	9/25/48	370,000	384,593	(g)(h)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-DNA3 B1 (1 mo. USD LIBOR + 3.250%)	8.095%	7/25/49	500,000	506,643	(g)(h)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-DNA3 B2 (1 mo. USD LIBOR + 8.150%)	12.995%	7/25/49	750,000	779,764	(g)(h)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-FTR4 B2 (1 mo. USD LIBOR + 5.000%)	9.845%	11/25/47	750,000	636,049	(g)(h)
Federal National Mortgage Association (FNMA) - CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	9.845%	7/25/25	251,626	263,218	(g)(h)
Federal National Mortgage Association (FNMA) - CAS, 2016-C03 1B (1 mo. USD LIBOR + 11.750%)	16.595%	10/25/28	992,208	1,105,226	(g)(h)
Federal National Mortgage Association (FNMA) - CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	15.095%	1/25/29	247,081	265,998	(g)(h)
Federal National Mortgage Association (FNMA) - CAS, 2018-C06 1B1 (1 mo. USD LIBOR + 3.750%)	8.595%	3/25/31	350,000	363,621	(g)(h)
Federal National Mortgage Association (FNMA) - CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	8.095%	1/25/40	140,000	136,135	(g)(h)
Federal National Mortgage Association (FNMA) - CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	7.660%	10/25/41	500,000	472,559	(g)(h)
Federal National Mortgage Association (FNMA) - CAS, 2021-R03 1B2 (30 Day Average SOFR + 5.500%)	10.060%	12/25/41	500,000	445,688	(g)(h)
FREMF Mortgage Trust, 2021-F117 CS (30 Day Average SOFR + 6.400%)	10.926%	7/25/31	1,775,479	1,769,054	(g)(h)
GS Mortgage Securities Corp. Trust, 2018- SRP5 C (1 mo. USD LIBOR + 4.250%)	8.934%	9/15/31	520,923	124,435	(g)(h)

See Notes to Consolidated Schedule of Investments.

4	Clarion Partners Real Estate Income Fund Inc. 2023 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of Investments (unaudited) (cont’d)	March 31, 2023

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (f) - (continued)
GS Mortgage Securities Corp. Trust, 2018-3PCK B (1 mo. USD LIBOR + 2.750%)	7.434%	9/15/31	$575,000	$537,264	(g)(h)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	7.434%	5/15/38	400,000	381,102	(g)(h)
HIT Trust, 2022-HI32 G (1 mo. Term SOFR + 7.228%)	12.055%	7/15/24	1,000,000	979,217	(g)(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-JP1 D	4.226%	1/15/49	1,500,000	1,225,682	(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2017-FL11 E (1 mo. USD LIBOR + 4.020%)	8.704%	10/15/32	86,883	86,837	(g)(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. USD LIBOR + 4.500%)	9.184%	12/15/36	175,000	45,937	(g)(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. USD LIBOR + 7.000%)	11.684%	12/15/36	175,000	31,237	(g)(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNNZ M	8.542%	1/16/37	34,402	30,356	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-HTL5 F (1 mo. USD LIBOR + 4.265%)	8.950%	11/15/38	500,000	466,749	(g)(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYMZ M (1 mo. USD LIBOR + 7.250%)	11.935%	6/15/26	500,000	480,475	(g)(h)
MBRT, 2019-MBR H1 (1 mo. USD LIBOR + 4.350%)	9.034%	11/15/36	475,000	459,677	(g)(h)
Med Trust, 2021-MDLN G (1 mo. USD LIBOR + 5.250%)	9.935%	11/15/38	1,395,853	1,280,016	(g)(h)
MRCD Mortgage Trust, 2019-PRKC A	4.250%	12/15/36	1,600,000	1,158,328	(g)(h)
MTN Commercial Mortgage Trust, 2022-LPFL F (1 mo. Term SOFR + 5.285%)	10.112%	3/15/39	500,000	468,047	(g)(h)
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.458%)	12.285%	1/15/39	3,000,000	2,695,481	(g)(h)
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	10.020%	3/15/35	869,193	823,569	(g)(h)
NCMF Trust, 2022-MFP G (1 mo. Term SOFR + 5.128%)	9.955%	3/15/39	2,000,000	1,931,800	(g)(h)

See Notes to Consolidated Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2023 Quarterly Report	5

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of Investments (unaudited) (cont’d)	March 31, 2023

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (f) - (continued)
New Residential Mortgage Loan Trust, 2022- NQM4 A3	5.000%	6/25/62	$924,006	$876,580	(g)
NewRez Warehouse Securitization Trust, 2021-1 F (1 mo. USD LIBOR + 5.250%)	10.095%	5/25/55	281,667	276,396	(g)(h)
NYMT Loan Trust, 2022-SP1 A1, Step bond (5.250% to 7/1/25, 8.250% to 7/1/26 then 9.250%)	5.250%	7/25/62	950,772	952,979	(g)
OBX Trust, 2021-NQM2 A3	1.563%	5/25/61	113,182	88,191	(g)(h)
OBX Trust, 2022-NQM1 A2	3.001%	11/25/61	750,000	541,144	(g)(h)
OBX Trust, 2022-NQM7 A3	5.700%	8/25/62	558,568	541,214	(g)
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. USD LIBOR + 2.750%)	7.602%	5/27/23	259,590	229,397	(g)(h)
PMT Credit Risk Transfer Trust, 2019-3R A (1 mo. USD LIBOR + 3.700%)	8.552%	11/27/31	162,945	157,795	(g)(h)
PRKCM Trust, 2023-AFC1 A3	7.304%	2/25/58	476,239	477,685	(g)
PRKCM Trust, 2023-AFC1 M1	7.635%	2/25/58	430,000	418,739	(g)(h)
Radnor RE Ltd., 2020-1 M2B (1 mo. USD LIBOR + 2.250%)	7.095%	1/25/30	425,000	412,380	(g)(h)
RIAL Issuer Ltd., 2022-FL8 E (1 mo. Term SOFR + 5.500%)	10.243%	1/19/37	500,000	471,470	(g)(h)
SMR Mortgage Trust, 2022-IND G (1 mo. Term SOFR + 7.500%)	12.327%	2/15/39	953,090	857,428	(g)(h)
SMRT, 2022-MINI E (1 mo. Term SOFR + 2.700%)	7.528%	1/15/39	1,650,000	1,491,250	(g)(h)
SREIT Trust, 2021-MFP A (1 mo. USD LIBOR + 0.731%)	5.415%	11/15/38	500,000	479,636	(g)(h)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.480%)	8.190%	11/11/34	445,544	419,983	(g)(h)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 4.252%)	8.962%	11/11/34	445,544	416,538	(g)(h)
UBS Commercial Mortgage Trust, 2018-C15 D	5.157%	12/15/51	570,000	384,995	(g)(h)
Verus Securitization Trust, 2020-2 B1	5.360%	5/25/60	750,000	703,054	(g)(h)
Verus Securitization Trust, 2020-5 B1	3.707%	5/25/65	500,000	403,723	(g)(h)
Wells Fargo Commercial Mortgage Trust, 2017-C42 D	2.800%	12/15/50	1,500,000	908,593	(g)(h)
Wells Fargo Commercial Mortgage Trust, 2022-JS2 G	3.454%	12/15/39	750,000	467,368	(g)(h)

See Notes to Consolidated Schedule of Investments.

6	Clarion Partners Real Estate Income Fund Inc. 2023 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of Investments (unaudited) (cont’d)	March 31, 2023

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (f) - (continued)
Wells Fargo Commercial Mortgage Trust, 2022-ONL F	4.928%	12/15/39	$500,000	$373,361	(g)(h)
WFRBS Commercial Mortgage Trust, 2014- C19 D	4.234%	3/15/47	1,650,000	1,485,921	(g)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $57,697,652)				53,460,946

ASSET-BACKED SECURITIES - 1.2%
Arbor Realty Commercial Real Estate Notes Ltd., 2021-FL4 A (1 mo. USD LIBOR + 1.350%)	6.034%	11/15/36	400,000	392,522	(g)(h)
Arbor Realty Commercial Real Estate Notes Ltd., 2022-FL2 A (1 mo. Term SOFR + 1.850%)	6.677%	5/15/37	863,000	848,976	(g)(h)
Argent Securities Inc., Asset-Backed Pass- Through Certificates, 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	4.411%	9/25/33	220,596	200,160	(h)
Cascade MH Asset Trust, 2019-MH1 M	5.985%	11/25/44	300,000	280,645	(g)(h)
Cascade MH Asset Trust, 2021-MH1 B2	5.573%	2/25/46	500,000	412,447	(g)
Cascade MH Asset Trust, 2021-MH1 B3	7.579%	2/25/46	500,000	395,890	(g)(h)
First Franklin Mortgage Loan Trust, 2006- FF15 A5 (1 mo. USD LIBOR + 0.160%)	5.005%	11/25/36	96,394	94,313	(h)
FS Rialto Issuer LLC, 2022-FL5 E (1 mo. Term SOFR + 5.415%)	10.106%	6/19/37	650,000	620,984	(g)(h)
KREF Ltd., 2021-FL2 C (1 mo. USD LIBOR + 2.000%)	6.709%	2/15/39	928,500	866,407	(g)(h)
MF1 LLC, 2022-FL10 E (1 mo. Term SOFR + 6.229%)	10.985%	9/17/37	1,500,000	1,471,164	(g)(h)
MF1 Ltd., 2020-FL4 A (1 mo. Term SOFR + 1.814%)	6.474%	11/15/35	565,658	559,444	(g)(h)
TRTX Issuer Ltd., 2022-FL5 E (30 Day Average SOFR + 4.350%)	8.908%	2/15/39	500,000	471,503	(g)(h)

TOTAL ASSET-BACKED SECURITIES (Cost - $6,873,365)				6,614,455

CONVERTIBLE BONDS & NOTES - 0.2%
FINANCIALS - 0.2%
Mortgage Real Estate Investment Trusts (REITs) - 0.2%
PennyMac Corp., Senior Notes	5.500%	3/15/26	380,000	331,619
Two Harbors Investment Corp., Senior Notes	6.250%	1/15/26	540,000	469,294

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $819,681)				800,913

See Notes to Consolidated Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2023 Quarterly Report	7

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of Investments (unaudited) (cont’d)	March 31, 2023

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 0.1%
REAL ESTATE - 0.1%
Hotel & Resort REITs - 0.1%
Service Properties Trust, Senior Notes (Cost - $779,053)	4.650%	3/15/24	$800,000	$781,080

TOTAL PUBLICLY-TRADED REAL ESTATE SECURITIES (Cost - $66,169,751)				61,657,394

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $584,671,114)				604,081,919

			SHARES
SHORT-TERM INVESTMENTS - 1.6%
Dreyfus Government Cash Management, Institutional Shares (Cost - $8,654,291)	4.708%		8,654,291	8,654,291	(i)

TOTAL INVESTMENTS - 110.4% (Cost - $593,325,405)				612,736,210

Other Liabilities in Excess of Other Assets - (10.4)%				(57,684,139)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%				$555,052,071

(a)	Investment is valued using significant unobservable inputs (Note 1).

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(c)	Stated ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures.

(d)	Floating rate loan (SOFR + 7.250%, 10.250% floor).

(e)	Floating rate loan (1 mo. LIBOR + 6.350%, 6.500% floor).

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:
CAS	— Connecticut Avenue Securities
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar

See Notes to Consolidated Schedule of Investments.

8	Clarion Partners Real Estate Income Fund Inc. 2023 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of Investments (unaudited) (cont’d)	March 31, 2023

At March 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	8	6/23	$855,049	$876,063	$(21,014)

This Consolidated Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Consolidated Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2023 Quarterly Report	9

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Clarion Partners Real Estate Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares. The Fund is a Maryland corporation and has elected to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Board of Directors authorized 400 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund seeks to achieve its objective by investing primarily in a portfolio of private commercial real estate and publicly traded real estate securities.

Generally, all investments made by the Fund in private commercial real estate, including real property and investments in real estate loans, will be made through individual special purpose vehicles (“SPV”). Unless otherwise noted, this schedule of investments is the consolidated schedule of investments of the Fund and each SPV. Investments which are joint ventures, where no party has control, are not consolidated and are carried at fair value as disclosed below.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. The Fund calculates its net asset value by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.

Private commercial real estate

The fair values of private real estate lending investments are generally determined by discounting the future contractual cash flows to the present value using a current market interest rate. The market rate is determined by considering one or more of the following criteria as appropriate: (i) interest rates for loans of comparable quality and maturity, (ii) the value of the underlying collateral and (iii) the prevailing state of the debt markets. The valuations of investments in real estate loans are prepared by independent external appraisers on a monthly basis. The significant unobservable inputs used in the fair value measurement of the Fund’s investment in real estate loans are the selection of certain credit spreads and the loan to value ratios.

The fair values of real estate investments are generally determined by considering the income, cost and sales comparison approaches of estimating property value. The income

10

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. Generally, this approach provides a check on the value derived using the income approach. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type and nature of each property, and current and anticipated market conditions.

Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, economic conditions specific to the market in which the assets are located, and any specific rights or terms associated with the investment. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the values that would be determined by negotiations held between parties in a sale transaction.

The valuations of real estate investments are prepared by independent external appraisers. Limited scope, restricted appraisals are performed on a monthly basis and typically include a limited comparable sales analysis and a full discounted cash flow income approach. Annually, a full-scope, detailed appraisal report is completed and typically includes a market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis and direct capitalization method. The full-scope report is prepared by an additional third-party appraisal firm. Since appraisals consider the estimated effect of physical depreciation, historical cost depreciation and amortization on real estate related assets have been excluded from net investment income. Development costs and major renovations are capitalized as a component of cost, while routine maintenance and repairs are expensed as incurred.

Investments in non-consolidated joint ventures are stated at fair value. The Fund’s ownership interests are valued based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate, using the same techniques as described within this Note. Any other factors, such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.

11

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

Real estate securities and other investments

The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Valuation oversight

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

12

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Real Estate Investments	—	—	$314,253,773	$314,253,773
Investments in Non- Consolidated Joint Ventures	—	—	83,170,752	83,170,752
Investments in Real Estate Loans	—	—	128,600,000	128,600,000
Preferred Equity	—	—	16,400,000	16,400,000
Collateralized Mortgage Obligations	—	$53,460,946	—	53,460,946
Asset-Backed Securities	—	6,614,455	—	6,614,455
Convertible Bonds & Notes	—	800,913	—	800,913
Corporate Bonds & Notes	—	781,080	—	781,080

Total Long-Term Investments	—	61,657,394	542,424,525	604,081,919

Short-Term Investments†	$8,654,291	—	—	8,654,291

Total Investments	$8,654,291	$61,657,394	$542,424,525	$612,736,210

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$21,014	—	—	$21,014

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of December 31, 2022	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Real Estate Investments	$262,300,000	—	—	$(1,150,973)	$53,104,746
Investments in Non- Consolidated Joint Ventures	83,419,376	—	—	(506,154)	257,530
Investments in Real Estate Loans	90,500,000	—	—	—	38,100,000
Preferred Equity	—	—	—	—	16,400,000

Total	$436,219,376	—	—	$(1,657,127)	$107,862,276

14

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

Investments (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2023	Net change in unrealized appreciation (depreciation) for investments still held at March 31, 2023[1]
Real Estate Investments	—	—	—	$314,253,773	$(1,150,973)
Investments in Non-Consolidated Joint Ventures	—	—	—	83,170,752	(506,154)
Investments in Real Estate Loans	—	—	—	128,600,000	—
Preferred Equity	—	—	—	16,400,000	—

Total	—	—	—	$542,424,525	$(1,657,127)

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 3/31/23 (000’s)*	Valuation Technique(s)	Unobservable Input(s)	Value/Range	Impact to Valuation from an Increase in Input**
Real Estate Investments:
Industrial	$135,500	Discounted cash flow	Discount rate	6.50% to 7.50%	Decrease
			Exit capitalization rate	4.50% to 5.50%	Decrease
Life Science	$18,700	Discounted cash flow	Discount rate	6.50%	Decrease
			Exit capitalization rate	4.75%	Decrease
Mixed-Use	$37,000	Discounted cash flow	Discount rate	6.75%	Decrease
			Exit capitalization rate	5.75%	Decrease
Multifamily	$23,300	Discounted cash flow	Discount rate	6.50%	Decrease
			Exit capitalization rate	5.00%	Decrease
Office	$46,800	Discounted cash flow	Discount rate	7.00%	Decrease
			Exit capitalization rate	5.75%	Decrease
Investments in Non-Consolidated Joint Ventures:
Industrial	$24,471	Discounted cash flow	Discount rate	6.00%	Decrease
			Exit capitalization rate	4.50%	Decrease

15

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

	Fair Value at 3/31/23 (000’s)*	Valuation Technique(s)	Unobservable Input(s)	Value/Range	Impact to Valuation from an Increase in Input**
Investments in Non-Consolidated Joint Ventures: (cont’d)
Life Science	$19,282	Discounted cash flow	Discount rate	7.00%	Decrease
			Exit capitalization rate	6.25%	Decrease
Multifamily	$39,418	Discounted cash flow	Discount rate	6.25%	Decrease
			Exit capitalization rate	5.00%	Decrease
Investments in Real Estate Loans:
Mixed-Use	$18,000	Yield Method	Credit spread	7.28%	Decrease
			Loan to value ratio	73.28%	Decrease
Multifamily	$65,600	Yield Method	Credit spread	6.00%	Decrease
			Loan to value ratio	62.38% to 85.44%	Decrease
Office	$14,000	Yield Method	Loan to value ratio	77.15%	Decrease
Retail	$31,000	Yield Method	Credit spread	6.00%	Decrease
			Loan to value ratio	82.07%	Decrease
Preferred Equity:
Multifamily	$9,100	Yield Method	Credit spread	6.01%	Decrease
			Loan to value ratio	82.23%	Decrease

*

Real estate investments of $52,953,773 and preferred equity of $7,300,000 are valued at cost as of March 31, 2023 in accordance with procedures approved by the Board of Directors and are not included in the table above.

**

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

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